Exhibit 99.1

Exhibit 99.1

Pharsight Corporation

Investor Presentation

August 2004

Shawn O’Connor President & CEO

Cynthia Stephens SVP & CFO

Copyright © 2004 Pharsight. All rights reserved.

Forward-Looking Statements

This presentation contains forward-looking statements related to future events or our future financial performance, including forward-looking statements regarding our competitive position, trends in customer demand, potential business growth, expansion of scope and increasing efficiency of consulting engagements, new service offerings, market conditions, future revenue growth and profitability, and revenue trends.

Forward-looking statements are inherently speculative, and actual results may differ materially from our expectations due to a variety of factors, including: timing of completion of large software installations and related revenue recognition may cause revenue and net income to fluctuate significantly in individual quarters; unpredictable fluctuations in the valuation of Pharsight’s preferred stock dividends may cause net income attributable to common stockholders in any future period to be significantly less than net income before the effect of the preferred dividend; changing economic conditions may affect the demand Pharsight expects for its products and services and may prevent the company from sustaining positive cash flow; changes in Pharsight research and development focus or operating strategies due to new market opportunities or conditions may delay the company’s growth or ability to sustain profitability or the company’s ability to sustain positive cash flow; we may be unable to sufficiently anticipate market needs and offer products and services that achieve market acceptance, we may have higher than anticipated expenses in future quarters; and other risks disclosed under the caption “Risk Factors” in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on August 12, 2004. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Pharsight® is…

Delivering breakthrough improvement in the clinical drug development process to pharmaceutical companies, by accelerating client product time-to-market and improving client development efficiencies

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Our Market Opportunity:

Drug Development Cost and Timeline

Research

$25 Billion1

High throughput screening

Combinatorial chemistry

Genomics

Rational drug design

Significant Productivity Increase and Investment

Clinical Development

$48 Billion1

Long, risky and complex

process

Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing, 1 is approved by FDA2

Avg cost to develop new drug $802M2

Only 3 out of 10 drugs produce revenues that match or exceed R&D costs2

Productivity Continues To Decline

1 2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003

2 PhRMA 2003 Industry Profile, March 2003

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Profile

Background

Founded 1995; IPO August 2000

Headquarters—Mountain View, CA

Satellite Office—Cary, NC

Headcount—approx 80

US, Europe, Australia and Japan

OTCBB: PHST

??Business and Products

Unique provider of strategic scientific consulting and decision analysis delivering significant impact to customers’ clinical development process

Market leading provider of analysis application for PK/PD modeling (WNL Suite) and Data Repository for PK data and results

Opportunity to leverage and accelerate use of scientific methodology through new software application—Drug Model Explorer TM (“DMX TM”)

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Executive Team

Shawn O’Connor President & Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick

Cynthia Stephens SVP & Chief Financial Officer Rainmaker Systems, Calico, Quiver, Infoseek/ The Walt Disney Company

Mark Robillard SVP Software Products Business Unit EMAX Solutions, VWR Scientific Products

Mona Sowiski SVP Drug Development Consulting Services Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt

Daniel Weiner, PhD SVP Business Development IVAX, Merrell Dow, Syntex, Quintiles

William Gillespie, PhD VP Consulting Services, East Coast GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy

Greg Lee, PhD VP Research & Development Sunrise Test Systems, Weitek, Schlumberger

Nancy Risch VP Global Sales BBN Corporation, Interleaf, GE, Wang

Russ Wada, PhD VP Consulting Services, West Coast and Japan Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW

Rene Bruno, PhD Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Software Products

Copyright © 2004 Pharsight. All rights reserved.

Key Software Offerings

WinNonLin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Key Benefits

Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions

Increases productivity in modeling, analysis

and reporting activities

?Potential Growth Drivers

Maintain market share with subscription model

Provide upgrade path to support incremental revenue opportunity

?Sales Model

Annual subscription fee

ASP $3,000—$6,500 per seat

Copyright © 2004 Pharsight. All rights reserved.

CONFIDENTIAL

Key Software Offerings

Pharsight Knowledge Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

Key Benefits

Dramatically improves data management and data access

Increases productivity in analysis and reporting tasks

Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

Leverage installed base of clients

Optimize adoption pattern of industry

Expand utility and seat requirements for application

Sales Model

Subscription and perpetual license model

Deployment services, customization/automation

Post-contract maintenance & support

Average contract size $500K

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Key Software Offerings

Drug Model Explorer™ (“DMX™”) Software-Based Communication Technology, Designed Quantitative Decision-Making in Drug Development to Facilitate

Introduced in fiscal 2004

Key Benefits

Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

Expand client base of early adopters

Expand utility and footprint of application

Sales Model

Annual subscription fee

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Software Products Market Acceptance

Over 900 customers (FY2004)

All top 20 Pharma apply our computer-assisted drug development software products

Our software applications are licensed for use on more than 2,900 researcher desktops

3 of the top 10 Pharma are early adopters of our new DMX TM product

4 of the top 10 Pharma are PKS TM customers

7 of the top 20 Pharma

13 PKS customers to-date

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Copyright © 2004 Pharsight. All rights reserved.

Drug Development Consulting Methodology

A formal, quantitative, model-based decision-making method

Increase drug development productivity

Decrease late stage attrition

Decrease time-to-market

Increase # of drugs reaching market/$ invested

Improve clinical quality and commercial performance of final product

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services Offerings

LEVEL OF INTEGRATION AND

POTENTIAL IMPACT

Preclinical

?Candidate prioritization, selection & preparation for first-in-man/ proof-of-concept

Early Phase

(I/IIa)

Proof-of-concept strategy

Dose-finding strategy

First-in-man dose

Biomarker trial design

Dose-ranging trial design

Late Phase

(IIb/III)

Go/no-go decision support ?Pivotal registration trial design

Post-Approval

Life-cycle management

Phase IIIb/IV strategy ?Competitive positioning

Label expansion strategy

Scaling (Competitors, analogues)

Clinical utility index analysis

Adaptive trial and program design

Product profile assessment

Dose justification and optimization

Support in-licensing and out-licensing decisions

Novel Technology: Drug Model Explorer

(integrated w/services)

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Trial Design Optimization/Label Expansion Strategy

Critical Business Issue

Exploration of new indication for flagship product franchise

Approach & Technologies Utilized

Predictive modeling of key clinical measures using literature, public data and customer study data

Optimized trial design using Trial SimulatorTM

Results

Optimized study design (dose-arms, trial duration) based on predicted likelihood of positive result

Impact

Estimated savings of 25% in direct clinical costs on multi-million dollar trial, plus substantial time-to-market savings

Trial was success as predicted; FDA Advisory Committee recommended approval for new indication

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Drug Development Consulting Services

Case Study: Trial Design Optimization/Phase II Go/No-Go Decision

Critical Business Issue

Optimal Phase II proof-of-concept trial design for novel treatment

??Approach & Technologies Utilized

Drug-disease models developed from available Phase I data and public literature for competing treatments

Alternate trial designs explored via simulation to predict significant drug effect; optimal design selected and success criteria defined for making conclusive ‘go/no go’ decision

??Results

Trial conducted based on smaller, more efficient design

Results failed to meet success criteria; development was terminated early

??Impact

Early attrition: $1.4-$3.8 million estimated savings in direct trial costs, plus earlier redeployment of project team to new programs

Novel design yielded no go decision 8-12 months earlier than traditional development strategy

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Use of DMX to Support

Program Strategy & Decision Making

Critical Business Issue

For new compound in core franchise, evaluation of product attributes and positioning as mono/combination-therapy

??Approach & Technologies Utilized

Modeled dose-response for multiple endpoints, evaluated safety and efficacy tradeoffs in competitive landscape

Model insights made available via Drug Model ExplorerTM; predictive models and DMXTM were rapidly updated to incorporate new clinical study results

??Results

DMXTM used in ‘real-time’ decision-making environment to build team consensus, rapidly answer what-if questions, and support dose selection

??Impact

Supported critical question of product viability and competitive positioning through optimal dose selection balancing safety and efficacy

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services

Case Study: Go/No-Go Decision

Critical Business Issue

Product positioning vs. first-generation competitor

??Approach & Technologies Utilized

Predictive treatment response-models linked with quantitative framework (Clinical Utility Index) to provide integrated metric of clinical benefit vs. competitor on key safety/efficacy attributes

??Results

Failure to demonstrate equivalent clinical utility vs. competitor at all doses examined

??Impact

Further development was halted, saving an estimated $50M-$100M in development costs

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

FORBES ASAP | October 7, 2002

Aventis turned to a computer model from a small company named Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “We stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.” Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas Aventis Chief Scientific Officer and

Executive VP of Drug Innovation and Approval

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services Potential Growth Drivers

??Increased acceptance of modeling and simulation as an alternative to clinical trial results in Pharma’s development cycle

Migration from one-off projects to systematic application within portfolio

??Expanding scope and increasing efficiency of consulting engagements

??Broaden services offering

??Ability to recruit and retain skilled scientific staff to support client demand

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Drug Development Consulting Services: Market Acceptance

??18 of top 20 Pharma utilize our strategic consulting services

??All 5 of the top 5 Pharma utilize our services

Average duration of client relationships – 4 years

9 of the top 10 Pharma utilize our services

Average duration of client relationships – 3 years

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Financial Overview

Copyright © 2004 Pharsight. All rights reserved.

FY04 Accomplishments FY05 Objectives

Fiscal Year 2004 Results

Positive revenue momentum

?Y-Y revenue growth of 27%

Effected operating efficiencies

?Y-Y reductions in operating loss of 84%

Achieved profitability in Q4

Achieved positive annual operating cash flow

Introduced new product offering (DMX)

Fiscal Year 2005 Objectives

Continued revenue growth of 27%-30% Y/Y

Profitability

Full year net income (5-10% of revenue)

Excluding impact of preferred stock dividends

Expansion of DMX capabilities

Additional new product development

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Statement of Operations Q1 FY2005

(‘000s except per share data) FY2004 Q1 FY04 Q1 FY05

Revenues $ 17,730 $ 3,727 $ 5,034

Y/Y 27% 8% 35%

Cost of revenues 7,793 1,838 1,844

Gross profit 9,937 1,889 3,190

Income (loss) from operations (1,736) (1,322) 134

Net income (loss) (1,997) (1,383) 94

Y/Y 83% 61% 107%

Net income (loss) attributable to common stockholders (2,990) (1,624) (81)

Net income (loss) per share attributable to common stockholders, basic and diluted $ (0.16) $ (0.09) $ -

WASO 19,051 19,046 19,058

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Segment Results Q1 FY2005

(‘000s) Q1 FY04 Q1 FY05

SOFTWARE PRODUCTS $ % $ %

Revenues $ 1,781 $ 2,648

Y/Y N/A 49%

Cost of revenues 479 27% 407 15%

Gross profit 1,302 73% 2,241 85%

Income (loss) from operations (696) -39% 214 8%

STRATEGIC CONSULTING SERVICES

Revenues $ 1,946 $ 2,386

Y/Y N/A 23%

Cost of revenues 1,359 70% 1,437 60%

Gross profit 587 30% 949 40%

Income (loss) from operations (509) -26% (80) -3%

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Balance Sheet June 30, 2004

(‘000s) March 31, 2004 June 30, 2004

ASSETS

Cash & Cash Equivalents $ 10,027 $ 8,463

Accounts Receivable, Net 3,770 4,376

Total Current Assets 14,517 13,437

Total Assets 15,294 14,099

LIABILITIES & STOCKHOLDERS’ DEFICIT

A/P & Accrued Expenses $ 2,518 $ 1,957

Deferred Revenue—Short Term 7,987 7,905

Notes Payable & Capital Leases 1,930 1,912

Total Current Liabilities 12,435 11,774

Deferred Revenue—Long Term 516 180

Notes Payable—Long Term 1,094 875

Redeemable Conv Pref Stock 6,164 6,266

Stockholders Deficit (4,915) (4,996)

Total Liabilities & S/H Deficit 15,294 14,099

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Equity Structure

(All share data as of July 31, 2004)

Common Shares O/S: 19,058,453

?Preferred Shares O/S: 1,869,085

Series A 1,814,662 / Series B 54,423

?Common Equivalent Shares (as converted): 26,534,793

PIPE Financing 6/02 and 9/02 = $7.5M

1,814,662 Units Series A redeemable convertible

stock + warrants

Preferred conversion ratio 1:4

Warrants exercisable for 1 share common @ $1.15

Dividend rights: 8%/annum cash or Series B shares

Conversion:

Automatically upon consent of 75% of preferred holders, or

Upon close of public offering of at least $3.006 per share and proceeds of $40M

Redemption:

At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Quarterly Revenues

(‘000s)

Software Products Strategic Consulting

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Quarterly Gross Profit

(Percentage of Segment Revenues)

Strategic Consulting Software Products

90% 80% 70% 60% 50% 40% 30% 20% 10%

0%

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Improving Operating Efficiencies

(‘000s)

Revenues Costs & Expenses

$5,500

$5,300

$5,100

$4,900

$4,700

$4,500

$4,300

$4,100

$3,900

$3,700

$3,500

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Summary

Current Pharma Market Trends…

Continuing Pharsight Investment in Revenue Optimization & Product Development…

Increased Financial Stability Achieved in FY04…

And Continued Positive Momentum Demonstrated in Q1 FY05…

All Support Our Drive Towards

Sustainable Growth and Profitability in

FY05

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL

Notices

Proprietary Notice

All contents Copyright ©2004 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonLin® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase ServerTM, PKS TM, PKS Reporter TM, Drug Model Explorer TM, DMX TM and Trial Simulator TM are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2004 Pharsight. All rights reserved. CONFIDENTIAL